Summary of Significant Accounting Policies (Q1) (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Accounting Policies [Abstract]
Summary of Outstanding Potential Common Shares Excluded in Computation of Diluted Net Loss Per Share
The Company excluded the following potential common shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share for the periods indicated because including them would have had an anti-dilutive effect:

	March 31,
	2025	2024
Options to purchase common stock	6,539,639	8,696,192
Total	6,539,639	8,696,192

The Company excluded the following potential common shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share for the periods indicated because including them would have had an anti-dilutive effect:

	December 31,
	2024	2023
Options to purchase common stock	7,678,058	7,088,261
Total	7,678,058	7,088,261